UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2006

Item 1. Report to Stockholders.


Calvert

Investments that make a difference

March 31, 2006
Semi-Annual Report
Calvert World Values
International Equity Fund

a UNIFI company

Calvert
Investments that make a difference

=====================================================

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

=====================================================

Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
22

Statements of Changes in Net Assets
23

Notes to Financial Statements
25

Financial Highlights
31

Explanation of Financial Tables
36

Proxy Voting and Availability of Quarterly Portfolio Holdings
38

Basis for Board's Approval of Investment Advisory Contracts
38

=====================================================

Dear Shareholder:

The six months ended March 31, 2006 were exceptionally strong for the international and U.S. equity markets.1 Significant challenges remain worldwide, however, from higher oil and energy prices, ongoing war and regional conflicts, and rising interest rates. Continuing a three-year trend, non-U.S. stocks outpaced U.S. equities for the period, with a 13.99% return for the MSCI EAFE Index versus a 6.38% advance for the Standard & Poor's 500 Index. International returns were led by particularly strong results from some of the smaller European countries and Japan, which turned in the second-best performance overall in the EAFE Index for the period.

Time and again, effective portfolio diversification2 --that typically includes both U.S. and international stocks in the equity portion of a portfolio -- has proven a critical factor in helping investors meet their long-term financial goals. That's why we encourage you to work with your financial advisor to develop an asset allocation strategy and review it periodically.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the global empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our comprehensive, disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

2. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies--a full 80%--have either changed their charter language or added at least one woman or minority representative to their boards.

Community Investments

Many of our Funds participate in Calvert's community investing program, administered through the Calvert Social Investment Foundation. The program may allocate up to 1% to 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 One investment made by the Foundation during this reporting period was in the Federation of Appalachian Housing Enterprises (FAHE), and one borrower served by FAHE is Laurie Ramos. Ms. Ramos and her two young sons have been able to move from a dilapidated house in an unsafe neighborhood into an affordable, safe, completely refurbished three-bedroom townhouse. A second Calvert community investment effort was through the Foundation in Mi-Bospo, which provides microloans to women recovering from war in Bosnia and Herzegovina. The small businesses expanded or begun by these women help to revive and rebuild local economies.

Special Equities

Since 1992, Calvert's Special Equities Program has provided venture capital for young enterprises that offer market-based solutions to some of the most difficult social, environmental, and health problems facing our world. During this six-month reporting period, two particularly noteworthy Special Equities developments took place.

Mr. Don Ye, President and CEO of Tsinghua Venture Capital Management Company, received the 2005 Cleantech Pioneer Award for his own and his firm's efforts to introduce and promote the first venture capital investment in cleantech and environment industries in China. Special Equities supports Ye and his efforts through our investment in the China Environment Fund 2004 LP.2

In addition, Calvert has joined several prominent banks, foundations, and community-finance trade associations investing in SJF Ventures II, LP, a socially responsible venture capital effort that supports high-growth private companies engaged in cleantech, natural and premium consumer products, and technology-enabled business services.3 SJF affiliates also work closely with their portfolio companies to promote workforce development and sustainability.

1. As of March 31, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.84%; CSIF Bond, 0.27%; CSIF Equity, 0.52%; Calvert Capital Accumulation Fund, 0.47%; Calvert World Values Fund International Equity Fund , 0.72%; and Calvert New Vision Small Cap Fund, 0.45%. All holdings are subject to change without notice.

2. As of March 31, 2006, China Environment Fund 2004 LP represented the following percentages of Fund net assets: CSIF Equity Portfolio, 0.0048%; Calvert World Values International Equity Fund, 0.0122%. All holdings are subject to change without notice.

3. As of March 31, 2006, SJF Ventures II, LP represented the following percentage of Fund net assets: CSIF Equity Portfolio, 0.0039%. All holdings are subject to change without notice.

Portfolio Management Discussion

Steve Falci,
Chief Investment
Officer, Equities
of Calvert Asset Management Company

Performance

Calvert World Values International Equity Fund Class A shares (at NAV) returned 14.01%* over the six-month reporting period ended March 31, 2006, essentially matching the 13.99% return of the benchmark Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index.

New Fund Subadvisor

On March 7, 2006, the Directors of the Fund approved the appointment of Acadian Asset Management of Boston as the new subadvisor to the Fund. With about $37 billion in assets under management, Boston-based Acadian is a pioneer in using quantitative approaches to international investing. Adhering to the Fund's stated strategy and Calvert's Double DiligenceTM process (which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility), Acadian evaluates more than 20,000 stocks for the Fund, expanding the universe of potential investments far beyond the 1,300 in the MSCI EAFE Index.

Acadian uses several proprietary stock-selection models to construct portfolios that are designed to seek an appropriate balance of risk and return. In addition, Acadian evaluates over 200 country/sectors (e.g. French Technology) versus the world market and each stock in that country/sector versus its peers to identify stocks that are most likely to outperform. This process provides comprehensive analysis of a very large array of stocks. Under Acadian's management, the Fund will continue to be managed with an emphasis on developed-market stocks while maintaining an emerging-markets allocation of up to 10% of net assets as opportunities in emerging markets warrant.

Investment Climate

Equity markets outside the U.S. continued to post strong returns over the reporting period. The MSCI EAFE Index's solid return of 13.99% in U.S.-dollar terms was driven by a strong local-market return of 16%. The strengthening of the U.S. dollar during the period trimmed those local-market returns for U.S. investors. Non-U.S. markets strongly outperformed U.S. equity markets over the six-month period (for example, the Russell 1000® Index of large-cap U.S. stocks returned 6.71% and the S&P 500 Index 6.38%). Emerging markets also performed well during the six-month reporting period, as the MSCI Emerging Markets Index rose 20.2% in U.S. dollars and 17.3% in local-market terms.

The strong performance of both developed and emerging markets reflects a trend that has developed over the past few years. Over the past three years, non-U.S. developed equity markets, as measured by the MSCI EAFE Index, have outperformed U.S. equities, as measured by the Russell 1000 Index and the S&P 500 Index, in 10 of 12 quarters in U.S.-dollar terms. Over the last three years, emerging markets have outperformed both non-U.S. developed markets (EAFE Index) and U.S. markets (Russell 1000 Index) for 11 of those 12 quarters.

As oil prices retreated in the fourth quarter of 2005, energy stocks performed poorly, producing the second-worst sector performance in the EAFE Index for that quarter. As oil prices rebounded in 2006, the Energy sector improved but still underperformed the Index as a whole. With Energy's leadership receding, Financial Services, Information Technology, and Materials and Industrials advanced, all up more than 20% for the period in local-market terms. These sectors outperformed the Consumer Discretionary and Consumer Staples sectors over the six-month period, suggesting that investors placed more reliance on business than on consumers to drive the economy forward.

Propelled by a strong fourth quarter, Japanese markets continued to do well, returning 24.3% in local-market returns, best among the largest countries in EAFE, and second-best overall in the EAFE Index. Japan's strong performance was the exception for EAFE's far-eastern constituents,1 which otherwise underperformed the benchmark. Overall performance in Europe was stronger than for far-eastern markets, with particularly good returns coming out of some of the smaller European countries in the benchmark, including Portugal, Finland, and Ireland.

Portfolio Strategy

Positive contributions from stock selection drove the Fund's performance during the period, compared to both country- and sector-selection. Although overall sector selection did not drive performance, the Fund, which is usually underweight to the Energy sector, benefited from that underweight, as the Energy sector in EAFE underperformed. Underweights to the two top-performing sectors-- Materials and Industrials-- and an overweight to the lagging Health Care sector partially offset the beneficial effects of the Fund's underweight to Energy during the period. While country selection also played a minor role relative to stock selection, the Fund benefited from an overweight to Finland and an underweight to Hong Kong. The Fund did not realize the full benefit of Japan's strong performance during the quarter due to both an underweight to the country and weak stock-selection effects among the Fund's Japanese holdings.

Although the Fund was underweight to the two top-performing sectors, strong stock selection in these sectors counteracted the underweights. In the Materials sector, good performance was delivered by two steel manufacturing firms, Rautaruukki Oyj of Finland and Arcelor of France. Furukawa Electric, a Japanese company that manufactures wires and cables, paced performance among the Fund's holdings in the Industrials sector. Stock selection was also quite strong in the Consumer Discretionary sector, where auto maker Mazda and consumer electronics retailer Yamada Denki, both of Japan, and British home builder Barratt Development were the sector's strongest performers.

Outlook

Acadian continues to see many favorable investing opportunities in both developed and emerging markets, despite the very strong performance of these markets over the last few years. They find most attractive those markets in which earnings growth has kept pace with stock-price increases and economic fundamentals--including the outlook for interest rates and exchange rates which appear favorable to equity investors. Signs of continued moderate economic growth make both developed- and emerging-market European equities quite attractive. In Japan, Acadian believes that careful individual stock selection can still produce good results, even if the overall investing environment in the country does not look too positive.

Acadian is confident in their belief that their process for identifying stocks can deliver competitive results and that the Fund is well positioned for the future.

April 2006

1. Australia, New Zealand, Singapore, Hong Kong, and Japan

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Rautaruukki Oyj 0.69%, Arcelor: 0.00%, Furukawa Electric 0.54%, Mazda Motors 0.75%, Yamada Denki 0.79%, Barratt Developments 0.63% . All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	14.01%	23.11%
Class B	13.46%	21.84%
Class C	13.52%	22.05%
Class I	14.37%	23.96%
MSCI EAFE Index GD**	13.99%	24.94%
Lipper International Multi-Cap Core Funds Avg**	14.39%	26.23%

Ten Largest Stock Holdings
	% of Net Assets
ING Group NV CVA	2.9%
Mizuho Financial Group, Inc.	2.8%
GlaxoSmithKline plc	2.7%
Roche Holding AG	2.3%
ABN AMRO Holding NV	2.1%
Honda Motor Co. Ltd.	2.0%
BNP Paribas SA	1.9%
Nokia Oyj	1.9%
Telefonica SA	1.7%
Volkswagen AG Ordinary	1.7%
Total	22.0%

Asset Allocation

Stocks	97%
Limited Partnerships	1%
Bonds & Notes	1%
Cash & Cash Equivalents	1%
	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

**Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	17.24%
Five year	6.51%
Ten year	5.32%

Class B Shares
One year	16.84%
Five year	6.06%
Since inception	2.17%
(3/31/98)

Class C Shares
One year	21.05%
Five year	6.52%
Ten year	4.80%

Class I Shares
One year	23.96%
Five year	8.43%
Since inception	4.94%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics

Economic Sectors	% of Total Investments
Consumer Discretionary	13.7%
Consumer Staples	4.6%
Energy	5.7%
Financial Services	35.9%
Health Care	7.8%
Industrials	9.5%
Information Technology	6.7%
Limited Partnership Interest	0.5%
Materials	6.3%
Telecommunication Services	4.9%
U.S. Government Agencies and Instrumentalities	1.3%
Utilities	2.7%
Venture Capital	0.4%
100.0%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,140.10	$9.43
Hypothetical	$1,000.00	$1,016.11	$8.89
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,134.60	$14.73
Hypothetical	$1,000.00	$1,011.13	$13.88
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,135.90	$13.86
Hypothetical	$1,000.00	$1,011.95	$13.05
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,143.70	$5.85
Hypothetical	$1,000.00	$1,019.48	$5.51
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.77%, 2.77%, 2.60% and 1.09% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

EQUITY SECURITIES - 96.8%	Shares	Value
Australia - 4.6%
AMP Ltd.	118,361	$736,010
Aristocrat Leisure Ltd.	22,016	217,342
Australia & New Zealand Banking Group Ltd.	203,388	3,861,241
Commonwealth Bank of Australia	93,090	3,021,043
CSL Ltd.	16,239	636,359
Macquarie Bank Ltd.	62,842	2,911,895
National Australia Bank Ltd.	135,073	3,648,090
Publishing & Broadcasting Ltd.	44,604	552,810
Qantas Airways Ltd.	215,610	546,799
QBE Insurance Group Ltd.	68,007	1,065,998
Santos Ltd.	322,826	2,631,882
Telstra Corp. Ltd.	1,005,863	2,695,045
Westpac Banking Corp.	46,510	793,677
		23,318,191

Austria - 0.1%
Raiffeisen International Bank Holding AG*	2,521	215,423
Voestalpine AG	854	119,684
		335,107

Belgium - 2.8%
Colruyt SA*	6,708	1,006,372
Dexia	68,260	1,768,104
Fortis SA/NV:
Bearer	112,321	4,019,163
Registered	67,500	2,412,063
UCB SA	59,498	2,932,078
Umicore	15,464	2,145,434
		14,283,214

Canada - 2.0%
Bank of Montreal	15,600	887,245
EnCana Corp.	109,600	5,120,178
IPSCO, Inc.	1,900	197,101
Royal Bank of Canada	94,200	3,975,198
		10,179,722

Denmark - 0.1%
DSV A/S	5,081	677,720

Finland - 4.8%
Kesko Oyj	39,400	1,231,461
Metso Oyj	112,700	4,356,929
Neste Oil Oyj	69,050	2,377,771
Nokia Oyj	471,300	9,770,852
Rautaruukki Oyj	95,800	3,544,276
Sampo Oyj	155,900	3,286,950
		24,568,239

EQUITY SECURITIES - Cont'd	Shares	Value
France - 7.6%
Air France-KLM	19,174	$452,202
AXA SA	135,925	4,777,988
BNP Paribas SA	106,404	9,899,590
Business Objects SA*	53,645	1,961,243
Carrefour SA	33,619	1,791,416
Compagnie Generale des Etablissements Michelin	14,216	894,691
Groupe Danone SA (ADR)	18,982	2,329,379
Lafarge SA	14,755	1,674,549
L'Oreal SA	63,171	5,574,415
Publicis Groupe SA	6,255	244,473
Schneider Electric SA	33,315	3,603,003
Societe Generale Groupe	33,506	5,047,095
Vallourec SA	635	614,298
		38,864,342

Germany - 6.2%
Altana AG	54,211	3,365,079
Continental AG	6,530	720,087
Deutsche Bank AG	18,385	2,103,256
Deutsche Post AG	33,428	839,495
Linde AG	13,552	1,178,601
Muenchener Rueckversicherungs AG	54,638	7,759,393
Puma AG Rudolf Dassler Sport	720	273,070
Schering AG	29,434	3,065,018
Volkswagen AG:
Non-Voting Preferred	72,885	4,006,707
Ordinary	115,217	8,714,078
32,024,784

Greece - 0.4%
Alpha Bank AE	7,526	278,437
National Bank of Greece SA	33,005	1,554,385
Piraeus Bank SA	8,517	258,448
		2,091,270

Hong Kong - 0.5%
China Netcom Group Corp (Hong Kong) Ltd.	239,000	421,948
Hong Kong Exchanges and Clearing Ltd.	334,000	2,012,191
		2,434,139

India - 0.3%
Bajaj Auto Ltd. (GDR)	4,775	290,798
GAIL India Ltd. (GDR)	6,400	272,000
Ranbaxy Laboratories Ltd. (GDR)	20,700	203,688
Satyam Computer Services Ltd. (ADR)	13,800	603,888
		1,370,374

Indonesia - 0.0%
PT Indonesian Satellite Corp. Tbk	202,000	114,482
PT Unilever Indonesia Tbk	237,000	110,845
		225,327

EQUITY SECURITIES - Cont'd	Shares	Value
Ireland - 0.4%
Allied Irish Banks plc	16,900	$404,110
DCC plc	67,287	1,568,121
		1,972,231

Italy - 1.5%
Banca Monte dei Paschi di Siena SpA	64,185	361,881
Capitalia SpA	209,718	1,746,252
Italcementi SpA	5,442	130,591
Sanpaolo IMI SpA	79,916	1,432,720
UniCredito Italiano SpA	367,436	2,660,353
Unipol SpA	570,586	1,601,585
		7,933,382

Japan - 22.8%
Acom Co. Ltd.	2	118
Advantest Corp.	31,300	3,737,512
Canon, Inc.	38,200	2,532,686
Central Japan Railway Co.	49	483,765
Daiichi Sankyo Co. Ltd.	69,500	1,588,216
Eisai Co. Ltd.	36,100	1,576,178
Fujikura Ltd.	356,000	4,038,878
Furukawa Electric Co. Ltd.	332,000	2,757,836
Honda Motor Co. Ltd.	166,200	10,311,911
Hoya Corp.	89,700	3,626,325
JSR Corp.	60,900	1,814,120
Kao Corp.	38,000	1,002,596
Kawasaki Kisen Kaisha Ltd.	161,000	952,338
Kobe Steel Ltd.	861,000	3,275,603
Konami Corp.	12,500	315,439
Kubota Corp.	248,000	2,680,625
Kyocera Corp.	12,900	1,144,032
Matsushita Electric Industrial Co. Ltd.	101,000	2,247,883
Mazda Motor Corp.	629,067	3,828,103
Mitsubishi Chemical Holdings Corp.	94,500	583,914
Mitsubishi Gas Chemical Co., Inc.	82,000	1,002,187
Mitsubishi Rayon Co. Ltd.	330,000	2,707,519
Mitsui Trust Holdings, Inc.	225,000	3,295,672
Mizuho Financial Group, Inc.	1,753	14,367,752
NGK Spark Plug Co. Ltd.	54,000	1,261,586
Nikon Corp.	126,000	2,262,735
Nippon Paper Group, Inc.	89	385,557
Nippon Telegraph & Telephone Corp.	620	2,664,794
Nissan Motor Co. Ltd.	319,000	3,795,583
Nitto Denko Corp.	37,300	3,171,429
Ono Pharmaceutical Co. Ltd.	14,500	684,923
Osaka Gas Co. Ltd.	1,076,000	3,919,554
Resona Holdings, Inc.*	47	162,007
Ricoh Co. Ltd.	127,000	2,486,063
Shinko Electric Industries Co.Ltd	12,000	363,590
SMC Corp.	20,900	3,262,318
Sumitomo Electric Industries Ltd.	32,300	512,698
THK Co. Ltd.	38,000	1,222,520
Tokyo Electron Ltd.	70,800	4,892,940

EQUITY SECURITIES - Cont'd	Shares	Value
Japan - Cont'd
Tokyo Gas Co. Ltd.	461,000	$2,020,639
Toyota Motor Corp.	133,100	7,283,995
Ube Industries Ltd.	835,000	2,466,020
Yamada Denki Co. Ltd.	35,000	4,042,300
		116,732,459

Mexico - 0.0%
Empresas ESM, SA de CV (a)(b)(i)*	2,989	1

Netherlands - 7.6%
ABN AMRO Holding NV	365,572	10,977,912
Aegon NV	351,360	6,512,361
Buhrmann NV	127,766	2,264,202
Euronext NV	26,833	2,216,381
Hagemeyer NV*	466,021	2,358,787
ING Groep NV (CVA)	369,386	14,616,559
		38,946,202

Norway - 1.4%
Orkla ASA	44,300	2,198,461
Statoil ASA	177,200	5,113,958
		7,312,419

Philippines - 0.0%
Equitable PCI Bank	101,000	148,239

Portugal - 0.3%
Portugal Telecom SGPS SA*	130,511	1,585,727

Russia - 0.1%
VimpelCom (ADR)*	12,500	537,625

Singapore - 0.1%
Singapore Telecommunications Ltd.	180,000	295,200
United Overseas Bank Ltd.	41,000	395,829
		691,029

South Africa - 1.3%
Alexander Forbes Ltd.	74,500	180,955
BIDVest Group Ltd.	52,485	972,102
Community Growth Fund*	894,098	866,599
Investec Ltd.	8,587	436,675
Nedbank Group Ltd.	49,765	1,038,556
Newco, Inc.*	55,800	101,900
Pick'n Pay Holdings Ltd.	61,200	130,255
Pick'n Pay Stores Ltd.	54,500	267,409
Spar Group Ltd.	33,000	205,077
Telkom South Africa Ltd.	60,898	1,589,482
Tiger Brands Ltd.	30,100	850,429
		6,639,439

EQUITY SECURITIES - Cont'd	Shares	Value
Spain - 5.0%
Acciona SA	8,641	$1,348,290
Actividades de Construccion y Servicios SA	19,726	767,626
Banco Bilbao Vizcaya Argentaria SA	139,656	2,919,039
Gas Natural SDG SA	43,757	1,268,851
Metrovacesa SA	3,751	319,163
Repsol YPF SA	286,960	8,164,434
Sacyr Vallehermoso SA	59,879	2,042,340
Telefonica SA	565,584	8,890,250
		25,719,993

Sweden - 1.7%
Hennes & Mauritz AB	56,750	2,074,727
Holmen AB	26,300	1,113,855
Nordea Bank AB	84,500	1,046,970
Skandinaviska Enskilda Banken AB	19,200	477,019
SKF AB	26,200	428,333
Ssab Svenskt Stal AB	3,600	172,857
Svenska Cellulosa AB	52,600	2,315,734
Svenska Handelsbanken AB	19,500	543,462
TeliaSonera AB	109,500	658,276
		8,831,233

Switzerland - 5.2%
Credit Suisse Group	66,665	3,743,557
Logitech International SA*	26,851	1,073,916
Roche Holding AG	79,778	11,887,238
Swiss Reinsurance AG	27,258	1,906,271
Zurich Financial Services Group AG*	33,883	7,965,815
		26,576,797

Thailand - 0.1%
Bangkok Bank PCL (NVDR)	104,300	292,593
Bangkok Dusit Medical Service PCL	19,000	12,347
Charoen Pokphand Foods PCL	930,000	126,856
		431,796

United Kingdom - 19.2%
Aegis Group plc	446,172	1,061,187
Aviva plc	341,933	4,754,686
Barclays plc	294,184	3,446,030
Barratt Developments plc	174,434	3,212,843
BG Group plc	462,005	5,781,491
British Airways plc*	90,807	557,910
BT Group plc	893,325	3,449,251
Bunzl plc	129,619	1,539,755
Cadbury Schweppes plc	356,818	3,549,810
DSG International plc	720,418	2,311,763
George Wimpey plc	206,523	2,009,698
GlaxoSmithKline plc	528,162	13,825,028
GUS plc	79,667	1,461,818
Hays plc	161,792	456,567
HBOS plc	338,109	5,651,224
HSBC Holdings plc	311,909	5,235,011

EQUITY SECURITIES - Cont'd	Shares	Value
United Kingdom - Cont'd
IMI plc	90,268	$888,613
Imperial Chemical Industries plc	473,248	2,847,916
International Power plc	156,771	771,640
J Sainsbury plc	178,986	1,035,078
Johnson Matthey plc	50,226	1,219,485
Lloyds TSB Group plc	214,762	2,056,256
Next plc	96,004	2,755,089
Northern Foods plc	679,817	1,152,813
Old Mutual plc	139,000	484,863
Persimmon plc	61,871	1,429,050
Royal & Sun Alliance Insurance Group plc	1,362,552	3,264,428
Royal Bank of Scotland Group plc	147,419	4,802,348
Sage Group plc	383,011	1,833,585
Schroders plc	57,121	1,181,245
Scottish & Southern Energy plc	118,360	2,330,310
Scottish Power plc	191,978	1,943,286
Taylor Woodrow plc	322,465	2,265,825
Unilever plc	282,174	2,890,644
United Utilities plc	105,691	1,267,461
Vodafone Group plc	928,959	1,946,910
Wolseley plc	62,058	1,526,193
		98,197,110

United States - 0.7%
Distributed Energy Systems Corp.:
Common Stock*	274,242	1,947,118
Warrants (strike price $2.80/share, expires 12/17/06):
Tranche 1 (b)(i)*	70,759	304,264
Tranche 2 (b)(i)*	23,587	101,424
Evergreen Solar, Inc.*	1,400	21,560
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Series A Preferred (b)(i)*	69,033	69,033
Series A Preferred Warrants:
(strike price $1.00/share, expires 1/1/12) (b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	161,759
Series B Preferred Warrants
(strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Mayer Laboratories, Inc. Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	-
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,457
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08) (b)(i)*	198	22
ProFund International SA:
Common (b)(i)*	2,500	-
Preferred (b)(i)*	33,661	12,738
RF Technology, Inc., Series A, Preferred (b)(i)*	53,844	1

EQUITY SECURITIES - Cont'd	Shares	Value
United States - Cont'd
SMARTTHINKING, Inc.:
Preferred Warrants
(strike price $0.01/share, expires 5/26/15) (b)(i)*	11,920	$2,143
Series 1-A, Convertible Preferred (b)(i)*	104,297	159,398
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
		3,324,067

Total Equity Securities (Cost $410,452,783)		495,952,178

	Adjusted
Limited Partnership Interest - 0.5%	Basis
Balkan Financial Sector Equity Fund* CV(b)(i)	$22,836	23,033
China Environment Fund 2004 (b)(i)*	62,578	62,578
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	400,000
SAM Sustainability Private Equity Fund (b)(i)*	1,049,933	697,360
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	643,811	635,216
SEAF India International Growth Fund LLC (b)(i)*	150,000	150,000
ShoreCap International (b)(i)*	390,050	414,294
Terra Capital Investments (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,188,798)		2,382,482

	Principal
Corporate Notes - 0.0%	Amount
Mayer Laboratories, Inc., 6.00%, 12/31/06 (b)(i)	97,640	24,410

Total Corporate Notes (Cost $97,640)		24,410

High Social Impact Investments - 0.7%
Calvert Social Investment Foundation Notes,
3.00%, 7/1/08 (b)(i)(r)	3,738,819	3,685,803

Total High Social Impact Investments (Cost $3,738,819)		3,685,803

Certificates of Deposit - 0.0%
Self Help Credit Union, 4.85%, 2/22/07 (b)(k)	100,000	99,600
ShoreBank, 4.30%, 3/15/07 (b)(k)	100,000	99,650

Total Certificates of Deposit (Cost $200,000)		199,250

U.S. Government Agencies	Principal
and Instrumentalities - 1.3%	Amount	Value
Federal Home Loan Bank Discount Notes, 4/3/06	$6,800,000	$6,798,262

Total U.S. Government Agencies and
Instrumentalities (Cost $6,798,262)		6,798,262

TOTAL INVESTMENTS (Cost $424,453,466) - 99.3%		509,042,385
Other assets and liabilities, net - 0.7%		3,515,054
Net Assets - 100%		$512,557,439

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value share authorized:
Class A: 15,495,730 shares outstanding		$265,512,648
Class B: 784,463 shares outstanding		14,143,581
Class C: 1,422,006 shares outstanding		24,374,515
Class I: 4,602,757 shares outstanding		92,180,889
Undistributed net investment income		997,937
Accumulated net realized gain (loss) on investments		30,794,645
Net unrealized appreciation (depreciation) on investments		84,553,224
Net Assets		$512,557,439

Net Asset Value Per Share
Class A (based on net assets of $355,690,616)		$22.95
Class B (based on net assets of $16,563,351)		$21.11
Class C (based on net assets of $29,308,357)		$20.61
Class I (based on net assets of $110,995,115)		$24.11

Abbreviations:
ADR: American Depository Receipt	LP: Limited Partnership
CVA: Certificaten Van Aandelen	NVDR: Non-Voting Depository Receipt
GDR: Global Depository Receipt
LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Restricted securities represent 1.5% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at March 31, 2006

Contracts to Receive/Deliver		In Exchange For		Settlement Date	Value (US$)	Unrealized Appreciation/Depreciation (US$)
Purchases
Australian Dollar	3,261,768	US Dollars	$2,434,525	26-May-06	$2,334,524	($100,001)
Australian Dollar	3,279,326	US Dollars	2,400,893	26-May-06	2,347,091	(53,802)
Canadian Dollar	760,150	US Dollars	661,165	26-May-06	652,642	(8,523)
Swiss Franc	2,676,628	US Dollars	2,064,235	26-May-06	2,067,009	2,774
Swiss Franc	2,676,627	US Dollars	2,058,928	26-May-06	2,067,008	8,080
Euro	2,185,829	US Dollars	2,610,195	26-May-06	2,662,242	52,047
Euro	2,185,829	US Dollars	2,608,879	26-May-06	2,662,242	53,363
Euro	2,185,829	US Dollars	2,624,022	26-May-06	2,662,242	38,220
Euro	2,185,829	US Dollars	2,613,683	26-May-06	2,662,242	48,559
Euro	2,185,829	US Dollars	2,621,998	26-May-06	2,662,242	40,244
Euro	2,185,829	US Dollars	2,621,858	26-May-06	2,662,242	40,384
Euro	2,185,829	US Dollars	2,614,558	26-May-06	2,662,242	47,684
British Pound	2,012,072	US Dollars	3,496,172	26-May-06	3,501,795	5,623
British Pound	2,326,299	US Dollars	4,046,383	26-May-06	4,048,673	2,290
British Pound	1,822,811	US Dollars	3,168,598	26-May-06	3,172,406	3,808
Japanese Yen	254,435,252	US Dollars	2,175,051	26-May-06	2,182,235	7,184
Japanese Yen	254,435,251	US Dollars	2,173,620	26-May-06	2,182,235	8,615
Japanese Yen	266,646,598	US Dollars	2,283,567	26-May-06	2,286,969	3,402
Swedish Krona	1,061,350	US Dollars	134,337	26-May-06	137,222	2,885
			Total Purchases			$202,836

Sales
Australian Dollar	3,279,326	US Dollars	$2,408,294	26-May-06	$2,347,091	$61,203
Australian Dollar	3,261,768	US Dollars	2,387,252	26-May-06	2,334,524	52,728
Canadian Dollar	760,150	US Dollars	661,577	26-May-06	652,642	8,935
Swiss Franc	2,676,628	US Dollars	2,057,352	26-May-06	2,067,008	(9,656)
Swiss Franc	2,676,627	US Dollars	2,057,994	26-May-06	2,067,009	(9,015)
Euro	2,185,829	US Dollars	2,614,586	26-May-06	2,662,242	(47,656)
Euro	2,185,829	US Dollars	2,614,145	26-May-06	2,662,242	(48,097)
Euro	2,185,829	US Dollars	2,613,928	26-May-06	2,662,242	(48,314)
Euro	2,185,829	US Dollars	2,618,477	26-May-06	2,662,242	(43,765)
Euro	2,185,829	US Dollars	2,612,833	26-May-06	2,662,242	(49,409)
Euro	2,185,829	US Dollars	2,616,095	26-May-06	2,662,242	(46,147)
Euro	2,185,829	US Dollars	2,614,562	26-May-06	2,662,242	(47,680)
British Pound	1,822,811	US Dollars	3,211,831	26-May-06	3,172,406	39,425
British Pound	2,012,072	US Dollars	3,510,871	26-May-06	3,501,795	9,076
British Pound	2,326,299	US Dollars	4,054,111	26-May-06	4,048,673	5,438
Japanese Yen	521,081,850	US Dollars	4,433,407	26-May-06	4,469,204	(35,797)
Japanese Yen	254,435,251	US Dollars	2,179,130	26-May-06	2,182,235	(3,105)
Swedish Krona	1,061,350	US Dollars	135,335	26-May-06	137,222	(1,887)
			Total Sales			($213,723)
		Net Unrealized Depreciation				($10,887)

Restricted Securities	Acquisition Dates	Cost
Balkan Financial Sector Equity Fund CV	01/12/06	$22,836
Calvert Social Investment Foundation Notes, 2.17%, 7/1/08	07/1/2005	3,738,819
China Environment Fund 2004, LP	09/15/05 - 03/17/06	62,578
Distributed Energy Systems Corp. Warrants,
(strike price $2.80/share, expires 12/17/06):
Tranche 1	01/06/04	-
Tranche 2	01/06/04	-
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
GNet Defta Development Holdings LLC	08/30/2005	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/2004	-
Common Warrants (strike price $1.00/share, exp. 10/1/13)	11/4/2004	-
Series A, Preferred	11/4/2004	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	1/4/2004	-
Series B, Preferred	10/21/04-10/27/04	161,759
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/06	12/31/1996	97,640
Warrants (strike price $6.50/share, expires 12/31/07)	01/21/03	-
Powerspan Corp:
Series A, Preferred	08/20/1997	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/2004	273,105
Series C, Preferred Warrants
(strike price $1.14/share, expires 6/30/08)	12/21/2004	-
ProFund International SA:
Common	08/29/95 - 05/25/99	2,500
Preferred	07/10/96 - 09/08/03	33,660
RF Technology, Inc., Series A, Preferred	07/16/99 - 03/23/01	299,990
SAM Sustainability Private Equity Fund, LP	07/19/01 - 02/17/06	1,049,933
SEAF Central & Eastern European Growth Fund LLC, LP	08/10/00 - 02/23/06	643,811
SEAF India International Growth Fund LLC, LP	03/22/05 - 05/11/05	150,000
ShoreCap International LP	08/12/04 - 03/02/06	390,050
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	159,398
Series 1-B, Convertible Preferred	06/10/2003	250,000
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/26/15)	05/27/05	-
Terra Capital Investments, Inc., LP	11/23/98 - 03/14/06	469,590

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $310,244)	$4,744,980
Interest income	390,600
Total investment income	5,135,580

Expenses:
Investment advisory fee	1,684,515
Transfer agency fees and expenses	445,863
Administrative fees	697,464
Distribution Plan expenses:
Class A	394,103
Class B	74,928
Class C	125,441
Directors' fees and expenses	40,243
Custodian fees	230,479
Registration fees	26,291
Reports to shareholders	83,825
Professional fees	25,625
Miscellaneous	82,883
Total expenses	3,911,660
Fees waived	(3,766)
Fees paid indirectly	(35,162)
Net expenses	3,872,732

Net Investment Income	1,262,848

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,270,614
Foreign currency transactions	(850,353)
Futures	1,843,131
37,263,392

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies
(net of deferred foreign taxes of $27,148)	23,502,244
Assets and liabilities denominated in foreign currencies	277,467
Futures	(244,864)
23,534,847

Net Realized and Unrealized Gain
(Loss)	60,798,239

Increase (Decrease) in Net Assets
Resulting From Operations	$62,061,087

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,262,848	$4,585,305
Net realized gain (loss)	37,263,392	18,362,744
Change in unrealized appreciation or (depreciation)	23,534,847	48,373,925

Increase (Decrease) in Net Assets
Resulting From Operations	62,061,087	71,321,974

Distributions to shareholders from
Net investment income:
Class A Shares	(2,476,921)	(1,466,908)
Class B Shares	(3,122)	--
Class C Shares	(34,850)	--
Class I Shares	(1,133,678)	(765,536)
Total distributions	(3,648,571)	(2,232,444)

Capital share transactions:
Shares sold:
Class A Shares	39,829,723	74,461,354
Class B Shares	1,796,119	4,136,624
Class C Shares	4,496,100	7,979,089
Class I Shares	13,411,671	35,815,199
Reinvestment of distributions:
Class A Shares	2,262,214	1,339,677
Class B Shares	2,808	--
Class C Shares	28,264	--
Class I Shares	1,061,407	726,130
Redemption fees:
Class A Shares	530	2,879
Class B Shares	307	--
Class C Shares	4	1
Shares redeemed:
Class A Shares	(23,648,950)	(42,246,113)
Class B Shares	(1,408,916)	(1,072,475)
Class C Shares	(1,370,054)	(3,222,197)
Class I Shares	(6,528,618)	(8,208,056)
Total capital share transactions	29,932,609	69,712,112

Total Increase (Decrease) in Net Assets	88,345,125	138,801,642

Net Assets
Beginning of period	424,212,314	285,410,672
End of period (including undistributed net investment income of $997,937 and $3,383,660, respectively)	$512,557,439	$424,212,314

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	1,865,540	3,970,828
Class B Shares	91,431	242,353
Class C Shares	235,207	474,886
Class I Shares	616,613	1,830,778
Reinvestment of distributions:
Class A Shares	107,520	70,565
Class B Shares	145	--
Class C Shares	1,493	--
Class I Shares	48,093	36,599
Shares redeemed:
Class A Shares	(1,121,412)	(2,261,560)
Class B Shares	(71,694)	(61,753)
Class C Shares	(72,122)	(192,016)
Class I Shares	(282,586)	(421,387)
Total capital share activity	1,418,228	3,689,293

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, securities valued at $7,647,335 or 1.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts: The Fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has arrangements with its custodian banks whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $309,957 was payable at period end. In addition, $145,705 was payable at period end for operating expenses paid by the Advisor during March 2006. For the six months ended March 31, 2006, the Advisor waived $3,766 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $111,088 was payable at period end.

The Distributor received $90,543 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $93,026 for the six months ended March 31, 2006. Under the terms of the agreement $16,616 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $130,097 was payable at period end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($9,500 prior to December 2, 2005) plus $2,000 ($500 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 ($5,000 prior to December 2, 2005) annually may be paid to the Chairperson of special committees of the Board and to the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $271,698,139 and $233,072,110, respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $424,768,342. Net unrealized appreciation aggregated $84,274,043 of which $89,947,525 related to appreciated securities and $5,673,482 related to depreciated securities.

Net capital loss carryforwards of $359,484 (from Calvert South Africa Fund that merged into the Fund in September 2002), and $6,142,100 expire on September 30, 2009, and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2006.

For the six months ended March 31, 2006 borrowings by the Fund under the Agreement were as follows:

Weighted	Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$163,431	4.56%	$6,696,485	November 2005

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$1
GNet Defta Development Holdings LLC	400,000	400,000
SEAF Central & Eastern European Growth Fund LLC	643,811	635,216
TOTALS	$1,393,811	$1,035,217

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $2,251,036 at March 31, 2006.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006 (z)	2005	2004 (z)
Net asset value, beginning	$20.29	$16.60	$14.55
Income from investment operations
Net investment income (loss)	.05	.21	.10
Net realized and unrealized gain (loss)	2.78	3.59	2.12
Total from investment operations	2.83	3.80	2.22
Distributions from
Net investment income	(.17)	(.11)	(.17)
Total distributions	(.17)	(.11)	(.17)
Total increase (decrease) in net asset value	2.66	3.69	2.05
Net asset value, ending	$22.95	$20.29	$16.60

Total return*	14.01%	22.95%	15.30%
Ratios to average net assets: A
Net investment income (loss)	.48% (a)	1.23%	.60%
Total expenses	1.79% (a)	1.86%	1.97%
Expenses before offsets	1.78% (a)	1.86%	1.97%
Net expenses	1.77% (a)	1.85%	1.96%
Portfolio turnover	53%	49%	72%
Net assets, ending (in thousands)	$355,691	$297,151	$213,524

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$11.99	$13.65	$21.77
Income from investment operations
Net investment income (loss)	.09	.01	.01
Net realized and unrealized gain (loss)	2.53	(1.59)	(6.75)
Total from investment operations	2.62	(1.58)	(6.74)
Distributions from
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.56	(1.66)	(8.12)
Net asset value, ending	$14.55	$11.99	$13.65

Total return*	21.93%	(11.69%)	(32.93%)
Ratios to average net assets: A
Net investment income (loss)	.72%	.06%	.07%
Total expenses	2.07%	2.02%	1.85%
Expenses before offsets	2.05%	2.00%	1.85%
Net expenses	2.05%	1.99%	1.83%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$162,699	$129,887	$152,278

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006 (z)	2005	2004 (z)
Net asset value, beginning	$18.61	$15.30	$13.57
Income from investment operations
Net investment income (loss)	(.05)	0.15	(.08)
Net realized and unrealized gain (loss)	2.55	3.16	1.97
Total from investment operations	2.50	3.31	1.89
Distributions from:
Net investment income	**	--	(.16)
Total distributions	**	--	(.16)
Total increase (decrease) in net asset value	2.50	3.31	1.73
Net asset value, ending	$21.11	$18.61	$15.30

Total return*	13.46%	21.63%	13.95%
Ratios to average net assets: A
Net investment income (loss)	(.54%) (a)	.20%	(.54%)
Total expenses	2.79% (a)	2.92%	3.14%
Expenses before offsets	2.78% (a)	2.92%	3.14%
Net expenses	2.77% (a)	2.91%	3.13%
Portfolio turnover	53%	49%	72%
Net assets, ending (in thousands)	$16,563	$14,232	$8,934

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$11.33	$13.09	$21.20
Income from investment operations
Net investment income (loss)	(.08)	(.16)	(.18)
Net realized and unrealized gain (loss)	2.38	(1.52)	(6.55)
Total from investment operations	2.30	(1.68)	(6.73)
Distributions from:
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.24	(1.76)	(8.11)
Net asset value, ending	$13.57	$11.33	$13.09

Total return*	20.34%	(12.96%)	(33.82%)
Ratios to average net assets: A
Net investment income (loss)	(.64%)	(1.22%)	(1.13%)
Total expenses	3.44%	3.33%	3.08%
Expenses before offsets	3.42%	3.31%	3.08%
Net expenses	3.41%	3.31%	3.06%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$6,176	$4,424	$4,542

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006 (z)	2005	2004 (z)
Net asset value, beginning	$18.18	$14.91	$13.18
Income from investment operations
Net investment income (loss)	(.03)	.15	(.04)
Net realized and unrealized gain (loss)	2.49	3.12	1.92
Total from investment operations	2.46	3.27	1.88
Distributions from:
Net investment income	(.03)	--	(.15)
Total distributions	(.03)	--	(.15)
Total increase (decrease) in net asset value	2.43	3.27	1.73
Net asset value, ending	$20.61	$18.18	$14.91

Total return*	13.52%	21.93%	14.33%
Ratios to average net assets: A
Net investment income (loss)	(.33%) (a)	.38%	(.25%)
Total expenses	2.62% (a)	2.75%	2.85%
Expenses before offsets	2.62% (a)	2.75%	2.85%
Net expenses	2.60% (a)	2.74%	2.84%
Portfolio turnover	53%	49%	72%
Net assets, ending (in thousands)	$29,308	$22,856	$14,533

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$10.97	$12.64	$20.46
Income from investment operations
Net investment income (loss)	(.03)	(.12)	(.14)
Net realized and unrealized gain (loss)	2.30	(1.47)	(6.30)
Total from investment operations	2.27	(1.59)	(6.44)
Distributions from
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.21	(1.67)	(7.82)
Net asset value, ending	$13.18	$10.97	$12.64

Total return*	20.72%	(12.71%)	(33.62%)
Ratios to average net assets: A
Net investment income (loss)	(.27%)	(.95%)	(.89%)
Total expenses	3.09%	3.05%	2.81%
Expenses before offsets	3.07%	3.04%	2.81%
Net expenses	3.07%	3.03%	2.79%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$9,764	$7,021	$7,434

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006 (z)	2005	2004 (z)
Net asset value, beginning	$21.32	$17.45	$15.17
Income from investment operations
Net investment income	.13	.27	.27
Net realized and unrealized gain (loss)	2.91	3.88	2.19
Total from investment operations	3.04	4.15	2.46
Distributions from:
Net investment income	(.25)	(.28)	(.18)
Total distributions	(.25)	(.28)	(.18)
Total increase (decrease) in net asset value	2.79	3.87	2.28
Net asset value, ending	$24.11	$21.32	$17.45

Total return*	14.37%	23.92%	16.25%
Ratios to average net assets: A
Net investment income (loss)	1.16% (a)	2.04%	1.60%
Total expenses	1.11% (a)	1.17%	1.23%
Expenses before offsets	1.11% (a)	1.11%	1.11%
Net expenses	1.09% (a)	1.10%	1.10%
Portfolio turnover	53%	49%	72%
Net assets, ending (in thousands)	$110,995	$89,974	$48,420

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2003	2002	2001
Net asset value, beginning	$12.38	$13.97	$22.03
Income from investment operations
Net investment income	.22	.16	.18
Net realized and unrealized gain (loss)	2.63	(1.67)	(6.86)
Total from investment operations	2.85	(1.51)	(6.68)
Distributions from:
Net investment income	(.06)	--	--
Net realized gains	--	(.08)	(1.38)
Total distributions	(.06)	(.08)	(1.38)
Total increase (decrease) in net asset value	2.79	(1.59)	(8.06)
Net asset value, ending	$15.17	$12.38	$13.97

Total return*	23.12%	(10.93%)	(32.25%)
Ratios to average net assets: A
Net investment income (loss)	1.65%	1.05%	1.09%
Total expenses	1.39%	1.27%	1.19%
Expenses before offsets	1.09%	1.06%	1.07%
Net expenses	1.09%	1.05%	1.05%
Portfolio turnover	71%	106%	93%
Net assets, ending (in thousands)	$18,026	$5,943	$22,085

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution is less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

Annual Renewal of Investment Advisory and Subadvisory Agreements

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the Investment Subadvisory Agreement with Grantham, Mayo, Van Otterloo, LLC, (GMO or Subadvisor) with respect to the Fund on December 6, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2005, the Fund underperformed its Lipper index and that the Fund's performance was below the median of its peer group. The Directors considered the Advisor's discussion of its plans to address the Fund's performance. Based upon their review, the Directors concluded that appropriate action is being taken to address the Fund's performance and retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the data indicated that the Fund's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board of Directors noted the Advisor's discussion of the Fund's expenses and certain factors that bear upon the level of such expenses and the Advisor's anticipated efforts to reduce the Fund's expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels noting that the Fund currently reflects such economies of scale. The Board also received information showing the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and considered the additional economies of scale that might be realized if the assets of the Fund grow. The Directors also noted that if a Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Subadvisory Agreement.

As noted above, the Board of Directors considered the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2005 as compared to the Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor, as well as the plans to address the Fund's performance.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time, although it was noted that the subadvisory fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) appropriate action is being taken to address the Fund's performance; and (f) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Initial Approval of New Subadvisory Agreement

At a meeting held on March 7, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement with Acadian Asset Management, Inc., ("Subadvisor" or "Acadian") with respect to the Fund.

In evaluating the Investment Subadvisory Agreement, the Directors reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Investment Subadvisory Agreement.

The Board of Directors approved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Directors considered certain information received in connection with, and their deliberations with respect to their December 2005 renewal of the Investment Subadvisory Agreement with GMO and the Investment Advisory Agreement. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the proposed Investment Subadvisory Agreement with Acadian.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record with respect to its investment strategy that it would utilize with respect to the Fund. Among other performance information presented to the Directors, the Board noted that Acadian's non-US All Cap strategy composite returns for the one-, three- and five-year periods ended December 31, 2005 ranked in the top quartile of Lipper's International Multi-Cap Core category and that the composite's net return outperformed the Morgan Stanley Capital International Europe Australasia and Far East Index for the same periods.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Directors also took into account that the subadvisory fee under the Investment Subadvisory Agreement with Acadian would be lower than the subadvisory fee under the Investment Subadvisory Agreement with GMO at asset levels above $250 million. The Directors also noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and that the advisory fees paid by the Fund would be subject to a voluntary waiver by the Advisor corresponding to the decrease in the subadvisory fee under the Investment Subadvisory Agreement at asset levels above $250 million. Based upon their review, the Board of Directors determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee under the new Investment Subadvisory Agreement includes breakpoints that would reduce the subadvisory fee above certain specified asset levels and that the subadvisory fee at asset levels over $250 million would be lower than under the current Investment Subadvisory Agreement.

In approving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.

A special shareholder meeting was held on December 2, 2005 by the Calvert World Values Fund, Inc. for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	17,459,967.086	49,814.768	45,425.000	0.000
Richard L. Baird, Jr.	17,449,355.168	60,426.686	45,425.000	0.000
Frederick A. Davie, Jr.	17,447,416.121	62,365.733	45,425.000	0.000
John Guffey, Jr.	17,434,853.804	74,928.050	45,425.000	0.000
Miles Douglas Harper, III	17,445,706.542	64,075.312	45,425.000	0.000
Joy V. Jones	17,449,368.957	60,412.897	45,425.000	0.000
Terrence J. Mollner, Ed. D.	17,453,761.909	56,019.945	45,425.000	0.000
Sydney Amara Morris	17,455,539.879	54,241.975	45,425.000	0.000
Rustum Roy	17,453,215.802	56,566.052	45,425.000	0.000
Tessa Tennant	17,463,013.493	46,768.361	45,425.000	0.000
Barbara J. Krumsiek	17,455,153.259	54,628.595	45,425.000	0.000
D. Wayne Silby, Esq.	17,443,789.792	65,992.062	45,425.000	0.000

Calvert World Values International Equity Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

March 31, 2006
Semi-Annual Report
Calvert Capital
Accumulation Fund

A UNIFI Company

Calvert
Investments that make a difference

=====================================================

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

=====================================================

Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
18

Financial Highlights
22

Explanation of Financial Tables
26

Proxy Voting and Availability of Quarterly Portfolio Holdings
28

Basis for Board's Approval of Investment Advisory Contract
28

=====================================================

Dear Shareholders:

The six months ended March 31, 2006 were strong ones for the U.S. equity markets and the economy, despite challenges from higher energy prices, the war in Iraq, rising interest rates and the aftermath of rebuilding from the Gulf coast hurricanes. Domestic stocks across all capitalization ranges (small, mid-sized, and large) posted solid six-month advances, with even stronger returns for international stocks, as measured by the MSCI EAFE Index.1 In reaction to rising interest rates, bond prices overall declined slightly, with the benchmark Lehman U.S. Credit Index returning -0.68%.

Ben Bernanke took over the reins at the Federal Reserve as Chairman in February 2006, in what appears to be a smooth transition from the Greenspan era. With the Fed funds rate now at 4.75%, we appear to be in a period of healthy economic growth. Despite warning signals, we continue to see moderate, contained inflation.

Calvert Initiatives

At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Over the past six months, we've continued to advance our compliance and regulatory oversight; and expanded our public commitment in areas such as board diversity and the empowerment of women in business through our Calvert Women's Principles.

In addition, we've added a new position to bolster our leadership efforts in the areas of social research, shareholder advocacy, and public outreach. On April 18, Bennett Freeman joined Calvert as Senior Vice President, Social Research and Policy. Formerly head of Global Corporate Responsibility practice at Burson-Marsteller, and Deputy Assistant Secretary of State for Democracy, Human Rights and Labor, Mr. Freeman will manage the social analysis functions and lead the development of Calvert's positions on social issues and actively articulate those positions in a variety of public forums. In addition, he will identify emerging trends and opportunities in social research and shareholder advocacy.

Calvert RatingsTM

In January, we published the Calvert Ratings, a proprietary assessment of the social, environmental, and governance performance of the 100 largest U.S. companies (ranked by market capitalization). We developed the Ratings to provide greater transparency in our methodology for evaluating the corporate performance of companies. The Ratings indicate a company's performance in five separate issue areas including the environment, workplace, business practices, human rights and community relations. The Ratings and their methodology are posted under "Introducing Calvert Ratings" on calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process can lead to lower risk and competitive long-term performance. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the years ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2006

1. For the six months ended March 31, 2006, larger-company stocks (S&P 500 Index) were up 6.38%; smaller-company stocks (Russell 2000® Index) advanced 15.23%; and mid-cap stocks (Russell Midcap® Index) gained 11.32%. International stocks gained 13.99% in US dollars, as measured by the MSCI EAFETM Index.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

As a company, through the work of the Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2006.

Calvert RatingsTM

January 2006 saw the launch of the Calvert Ratings, which evaluates the 100 largest U.S. companies in the areas of environment, workplace, business practices, human rights, and community relations to assign each one an overall corporate responsibility score. Companies are rated on a scale of 1 (substantially below Calvert standards) to 5 (superior). See how the Ratings work on our home page at www.calvert.com.

Calvert Creates Senior Position in Social Research and Policy

With more than 20 years' diplomatic, corporate, and consulting experience in issues that are at the heart of Calvert's social agenda, Bennett Freeman has been named the company's first Sr. Vice President for Social Research and Policy. Freeman manages Calvert's social analysis functions, develops and articulates the company's positions on social issues, and identifies emerging trends and opportunities in social research and shareholder advocacy.

Shareholder Activism

For the 2006 proxy season, Calvert has filed 16 shareholder resolutions and been able to withdraw half of them because companies have taken action to address our concerns. Among these resolutions, issues have included sustainability reporting, political-contributions disclosure, energy efficiency, predatory lending, and sustainable forestry practices.

Over the past several years, Calvert has engaged 35 companies on the subject of corporate board diversity via shareholder resolutions. To date, 28 of those companies--a full 80%--have either changed their charter language or added at least one woman or minority representative to their boards.

Community Investments

Many of our Funds participate in Calvert's community investing program, administered through the Calvert Social Investment Foundation. The program may allocate up to 1% to 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 One investment made by the Foundation during this reporting period was in the Federation of Appalachian Housing Enterprises (FAHE), and one borrower served by FAHE is Laurie Ramos. Ms. Ramos and her two young sons have been able to move from a dilapidated house in an unsafe neighborhood into an affordable, safe, completely refurbished three-bedroom townhouse. A second Calvert community investment effort was through the Foundation in Mi-Bospo, which provides microloans to women recovering from war in Bosnia and Herzegovina. The small businesses expanded or begun by these women help to revive and rebuild local economies.

Special Equities

Since 1992, Calvert's Special Equities Program has provided venture capital for young enterprises that offer market-based solutions to some of the most difficult social, environmental, and health problems facing our world. During this six-month reporting period, two particularly noteworthy Special Equities developments took place.

Mr. Don Ye, President and CEO of Tsinghua Venture Capital Management Company, received the 2005 Cleantech Pioneer Award for his own and his firm's efforts to introduce and promote the first venture capital investment in cleantech and environment industries in China. Special Equities supports Ye and his efforts through our investment in the China Environment Fund 2004 LP.2

In addition, Calvert has joined several prominent banks, foundations, and community-finance trade associations investing in SJF Ventures II, LP, a socially responsible venture capital effort that supports high-growth private companies engaged in cleantech, natural and premium consumer products, and technology-enabled business services.3 SJF affiliates also work closely with their portfolio companies to promote workforce development and sustainability.

1. As of March 31, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.84%; CSIF Bond, 0.27%; CSIF Equity, 0.52%; Calvert Capital Accumulation Fund, 0.47%; Calvert World Values Fund International Equity Fund , 0.72%; and Calvert New Vision Small Cap Fund, 0.45%. All holdings are subject to change without notice.

2. As of March 31, 2006, China Environment Fund 2004 LP represented the following percentages of Fund net assets: CSIF Equity Portfolio, 0.0048%; Calvert World Values International Equity Fund, 0.0122%. All holdings are subject to change without notice.

3. As of March 31, 2006, SJF Ventures II, LP represented the following percentage of Fund net assets: CSIF Equity Portfolio, 0.0039%. All holdings are subject to change without notice.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

For the six-month reporting period ended March 31, 2006, Calvert Capital Accumulation Fund Class A shares (at NAV) returned 11.19%,* roughly in line with the Russell Mid-Cap® Growth Index, at 11.32%. Individual stock selection and both an overweight to the Materials and Processing sector and an underweight to Integrated Oils boosted performance.

Investment Climate

As 2005 came to a close, financial headlines were dominated by the Dow Jones Industrial Average's ending the year at a lower level than where it started the year (though its total return was 1.7% as a result of dividends) and the NASDAQ's return of just 2.1% for the year. But the S&P 500 Index posted a 4.9% total return for the year, the Russell 1000® Index of large companies was up 6.3%, and the Russell 2000® Index of small companies returned 4.6%. The first quarter of 2006 was also positive for U.S. equities, as the Russell 1000 Index returned 4.49%, mid-cap stocks (as measured by the Russell Mid Cap Index) gained more than 7%, and small-cap stocks (as measured by the Russell 2000 Index) returned almost 14%.

Real disposable income growth1, while strong, has not led to a rapid increase in the Bureau of Labor Statistics' Employment Cost Index. Productivity growth2, which has been a significant driver of gross domestic product (GDP) growth, suffered last quarter, though this may have been a statistical quirk. Energy prices have remained high but have neither increased nor been as volatile as in 2005. Housing data have been mixed in recent months, though this could be expected given that certain regions may have become overly speculative.

Portfolio Strategy

Our core strategy employs a valuation model to identify reasonably priced companies with better-than-average forecast growth and profitability. Using Calvert's Double DiligenceTM process, we seek attractive potential investments in well-managed firms by examining company fundamentals both financially and in terms of corporate responsibility.

During the reporting period, we sold three positions and purchased five. After Technology holding Scientific Atlanta announced it would be acquired by Cisco Systems, we sold our position in the company. Lincare Holdings, in Health Care, was sold due to an increasingly difficult regulatory environment for health-service firms. We sold consumer non-durables holding Alberto-Culver on concerns over the planned sale of its beauty-supplies business. Portfolio additions included Eagle Materials, a manufacturer of building materials. In the Technology sector, we added semiconductor maker Diodes. Rounding out the purchases, we added Advo, a direct-mail advertiser; Ansys, a producer of high-tech simulation software; and Davita, which operates kidney dialysis centers.

Boosting Fund performance through the period were securities selections in the Technology, Materials and Processing, and Producer Durables sectors. Distribution-services company Wesco International returned 100.8%, doubling its value through the reporting period. Reliance Steel & Aluminum returned 77.9% and Maverick Tube 76.6%. Producer Durables holding Graco was strong at 33.5%, as were four of our technology-related holdings: Ansys (36.6%), Itron (31.1%), Amphenol (29.5%), and Cognizant Technology Solutions (27.7%).

Fund performance was negatively affected by securities selection in the Health Care, Consumer Discretionary, and Financial Services sectors. Consumer Discretionary holdings Nautilus and Resources Connection were down at -31.5% and -15.9% respectively. Home builders Pulte Homes and KB Homes traded lower (-10.3% and -10.7% respectively) over concerns of a slowing housing market. Carbo Ceramics (-13.5%) in Other Energy fell as energy prices began to ease, and Consumer Discretionary holding USANA Health Sciences was down 12.5% .

On March 31, 2006, the Fund held 46 positions and had overweights to the Producer Durables and Consumer Discretionary sectors and underweights to Health Care, Technology, and Financial Services.

Outlook

We expect a soft landing for the housing "bubble," though this would require the inventory of unsold homes to moderate to six months or less. We expect to see productivity growth return, in turn helping ward off any inflation increases. Though we believe there may be one or two modest Fed-fund rate hikes ahead, the benign inflation outlook should alleviate the need for any significant tightening. On the other hand, with the unemployment rate down to 4.8%, pockets of labor scarcity may emerge, driving wages higher in some areas.

We expect the relative economic strength we saw in 2005 to continue into 2006. While fourth- quarter 2005 GDP growth was on the weak side, first-quarter 2006 GDP growth looks as if it will exceed 4%, based on our staff's analysis. This strong economic backdrop means we believe that companies are likely to report year-over-year profit growth in excess of 10%. There are factors, however, that could derail the market: global turmoil, disruptions in world energy supplies, a falling off of U.S. productivity, or a continued decline in the market price-to-earnings ratio (P/E). (P/E is the ratio of price divided by earnings. The higher the ratio, the more investors are paying and the more earnings growth they expect.)

We continue to be bullish on U.S. equities, expecting broad market returns to be in the high single digits in 2006. The S&P 500 Index's current P/E of 15 times forward earnings is down, having fallen over the last few years, and is now in what we regard as reasonable territory. In all, we believe the portfolio is well positioned given our outlook.

April 2006

1. Measured by the change in the Bureau of Economic Analysis Real Disposable Personal Income Index.

2. Measured by the change in the Bureau of Labor Statistics Non-farm Business Productivity Index.

As of March 31, 2006, the following companies represented the following percentages of Fund net assets: Scientific Atlanta

0.00%, Lincare Holdings 0.00%, Alberto-Culver 0.00%, Eagle Materials 1.02%, Diodes 0.64%, Advo 0.33%, Ansys 1.34%, Davita 1.89%, Wesco International 4.24%, Reliance Steel & Aluminum 3.65%, Maverick Tube 2.04%, Graco 3.10%, Itron 3.06%, Amphenol 3.16%, Cognizant Technology Solutions 4.40%, Nautilus 1.55%, Resources Connection 1.99%, Pulte Homes 3.25%, KB Homes 2.05%, Carbo Ceramics 2.25%, USANA Health Sciences 0.76%. All holdings are subject to change without notice.

Portfolio Statistics
March 31, 2006

Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	3/31/06	3/31/06
Class A	11.19%	11.76%
Class B	10.71%	10.81%
Class C	10.76%	10.86%
Class I	11.76%	12.80%
Russell Mid-Cap Growth Index**	11.32%	22.68%
Lipper Mid-Cap Growth Funds Avg.**	12.64%	23.66%

Ten Largest Stock Holdings

	% of Net Assets
Cognizant Technology Solutions Corp.	4.4%
WESCO International, Inc.	4.2%
Reliance Steel & Aluminum Co.	3.7%
Superior Energy Services, Inc.	3.4%
Pulte Homes, Inc.	3.2%
Amphenol Corp.	3.2%
Graco, Inc.	3.1%
Itron, Inc.	3.1%
Strayer Education, Inc.	2.9%
Barr Pharmaceuticals, Inc.	2.9%
Total	34.1%

Economic Sectors % of total investments

Consumer Discretionary	27.5%
Consumer Staples	2.3%
Financial Services	9.2%
Government Agency Obligations	0.7%
Health Care	11.5%
Materials and Processing	8.9%
Other Energy	9.3%
Producer Durables	18.0%
Technology	11.7%
Utilities	0.9%
Total	100%

Asset Allocation
Stocks	98.8%
Notes	0.5%
Cash or Cash Equivalents	0.7%
Total	100%

** Source: Lipper Analytical Services, Inc.

*Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 4.75%.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)
Class A Shares
One year	6.46%
Five year	1.43%
Ten year	6.26%

Class B Shares
One year	5.81%
Five year	1.31%
Since inception	1.97%
(3/31/98)

Portfolio Statistics
March 31, 2006

Average Annual Total Returns
(with max. load)

Class C Shares
One year	9.86%
Five year	1.57%
Ten year	5.86%

Class I Shares*
One year	12.80%
Five year	0.45%
Since inception	3.75%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2005 to March 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	10/1/05	3/31/06	10/1/05 - 3/31/06
Class A
Actual	$1,000.00	$1,111.90	$9.24
Hypothetical	$1,000.00	$1,016.18	$8.82
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,107.60	$13.67
Hypothetical	$1,000.00	$1,011.96	$13.05
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,107.60	$13.28
Hypothetical	$1,000.00	$1,012.33	$12.68
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,117.60	$4.54
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.76%, 2.60%, 2.53% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2006

Equity Securities - 99.0%	Shares	Value
Advertising Agencies - 0.3%
Advo, Inc.	15,400	$492,800

Building - Cement - 1.0%
Eagle Materials, Inc.	23,600	1,504,736

Chemicals - 2.2%
Praxair, Inc.	59,700	3,292,455

Communications Technology - 2.2%
CSG Systems International, Inc.*	136,600	3,177,316

Computer - Services, Software & Systems - 5.7%
Ansys Inc.*	36,700	1,987,305
Cognizant Technology Solutions Corp.*	109,300	6,502,257
		8,489,562

Consumer Products - 2.3%
Nautilus Group, Inc.	153,600	2,296,320
USANA Health Sciences, Inc.*	27,100	1,130,612
		3,426,932

Cosmetics - 1.2%
Estee Lauder Co.'s, Inc.	48,400	1,799,996

Drugs & Pharmaceuticals - 2.9%
Barr Pharmaceuticals, Inc.*	68,300	4,301,534

Education Services - 3.0%
Strayer Education, Inc.	42,550	4,351,163

Electronics - 3.2%
Amphenol Corp.	89,500	4,670,110

Electronics - Semiconductors / Components - 0.7%
Diodes, Inc.*	22,800	946,200

Electronics - Instruments & Gauges - 5.4%
Itron, Inc.*	75,600	4,524,660
Mettler Toledo International, Inc.*	58,000	3,499,720
		8,024,380

Finance - Small Loan - 1.4%
SLM Corp.	40,600	2,108,764

Healthcare Facilities - 1.9%
DaVita, Inc.*	46,400	2,793,744

Equity Securities - Cont'd	Shares	Value
Healthcare Management Services - 0.3%
AMERIGROUP Corp.*	21,600	$454,464

Healthcare Services - 1.9%
Omnicare, Inc.	51,600	2,837,484

Home Building - 5.3%
KB Home	46,600	3,028,068
Pulte Homes, Inc.	125,000	4,802,500
		7,830,568

Insurance - Multi-Line - 1.8%
Protective Life Corp.	52,000	2,586,480

Investment Management Companies - 1.7%
Federated Investors, Inc., Class B	65,100	2,542,155

Machinery - Oil Well Equipment & Services - 5.6%
CARBO Ceramics, Inc.	58,400	3,323,544
Superior Energy Services, Inc.*	185,000	4,956,150
		8,279,694

Machinery - Specialty - 3.1%
Graco, Inc.	101,000	4,588,430

Medical & Dental - Instruments & Supplies - 2.5%
Sybron Dental Specialties, Inc.*	90,200	3,719,848

Medical Services - 1.9%
Coventry Health Care, Inc.*	52,850	2,852,843

Metal Fabricating - 5.7%
Maverick Tube Corp.*	56,900	3,015,131
Reliance Steel & Aluminum Co.	57,500	5,400,400
		8,415,531

Office Furniture & Business Equipment - 1.6%
Xerox Corp.*	154,600	2,349,920

Oil - Crude Producers - 3.7%
Cimarex Energy Co.	81,800	3,538,668
XTO Energy, Inc.	45,000	1,960,650
		5,499,318

Production Technology Equipment - 2.7%
Dionex Corp.*	63,800	3,922,424

Rent & Lease Services - Construction - 4.2%
WESCO International, Inc.*	92,100	6,263,721

Equity Securities - Cont'd	Shares	Value
Retail - 9.7%
Bed Bath & Beyond, Inc.*	83,700	$3,214,080
Chico's FAS, Inc.*	93,400	3,795,776
Ross Stores, Inc.	147,200	4,296,768
Williams-Sonoma, Inc.*	71,600	3,035,840
		14,342,464

Savings & Loans - 2.1%
FirstFed Financial Corp.*	50,900	3,044,329

Securities Brokers & Services - 1.8%
Legg Mason, Inc.	20,600	2,581,798

Services - Commercial - 6.8%
Hewitt Associates, Inc.*	112,200	3,336,828
Resources Connection, Inc.*	118,000	2,939,380
Weight Watchers International, Inc.	74,700	3,839,580
		10,115,788

Soaps & Household Chemicals - 2.3%
Church & Dwight Co., Inc.	93,350	3,446,482

Utilities - Gas Distribution - 0.9%
Oneok, Inc.	42,800	1,380,300

Total Equity Securities (Cost $130,149,204)		146,433,733

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	$700,000	690,074

Total High Social Impact Investments (Cost $700,000)		690,074

U.S. Government Agencies and Instrumentalities - 0.7%
Federal Home Loan Bank Discount Notes, 4/3/06	1,000,000	999,744

Total U.S. Government Agencies and Instrumentalities
(Cost $999,744)		999,744

TOTAL INVESTMENTS (Cost $131,848,948) - 100.2%		148,123,551
Other assets and liabilities, net - (0.2%)		(276,746)
Net Assets - 100%		$147,846,805

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, 250,000,000 shares of $0.01 par value share authorized for Class A, Class B, Class C and Class I combined:
Class A: 4,415,938 shares outstanding		$104,302,473
Class B: 702,209 shares outstanding		17,626,957
Class C: 628,065 shares outstanding		13,711,990
Class I: 47,413 shares outstanding		1,032,432
Undistributed net investment income (loss)		(1,044,834)
Accumulated net realized gain (loss) on investments		(4,096,816)
Net unrealized appreciation (depreciation) on investments		16,274,603
Net Assets		$147,846,805

Net Asset Value Per Share
Class A (based on net assets of $114,988,701)		$26.04
Class B (based on net assets of $16,915,178)		$24.09
Class C (based on net assets of $14,677,186)		$23.37
Class I (based on net assets of $1,265,740)		$26.70

* Non income producing security

(b) This security was valued by the Board of Directors, See note A.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(r) Restricted securities represent 0.5% of the net assets of the Fund.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05	$700,000

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2006

Net Investment Income
Investment Income:
Dividend income	$341,968
Interest income	18,800
Total investment income	360,768

Expenses:
Investment advisory fee	461,664
Transfer agency fees and expenses	241,426
Administrative Services fees	176,846
Distribution Plan expenses:
Class A	193,784
Class B	81,796
Class C	70,009
Directors' fees and expenses	11,013
Custodian fees	16,064
Registration fees	24,837
Reports to shareholders	65,942
Professional fees	12,818
Miscellaneous	29,397
Total expenses	1,385,596
Reimbursement from Advisor:
Class I	(9,302)
Fees paid indirectly	(10,692)
Net expenses	1,365,602

Net Investment Income (Loss)	(1,004,834)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(134,762)
Change in unrealized appreciation or (depreciation)	16,141,447

Net Realized and Unrealized Gain
(Loss) on Investments	16,006,685

Increase (Decrease) in Net Assets
Resulting From Operations	$15,001,851

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($1,004,834)	($2,121,191)
Net realized gain (loss)	(134,762)	26,171,033
Change in unrealized appreciation
or (depreciation)	16,141,447	(12,274,743)

Increase (Decrease) in Net Assets
Resulting From Operations	15,001,851	11,775,099

Capital share transactions:
Shares sold:
Class A Shares	6,899,940	15,077,904
Class B Shares	568,481	1,569,256
Class C Shares	803,244	2,601,187
Class I Shares	828,454	2,336,257
Redemption fees:
Class A Shares	496	556
Class B Shares	425	--
Class C Shares	16	--
Shares redeemed:
Class A Shares	(14,749,816)	(25,010,050)
Class B Shares	(1,836,454)	(3,286,444)
Class C Shares	(1,606,721)	(2,473,154)
Class I Shares	(2,170,952)	(807,119)
Total capital share transactions	(11,262,887)	(9,991,607)

Total Increase (Decrease) in Net Assets	3,738,964	1,783,492

Net Assets
Beginning of period	144,107,841	142,324,349
End of period (including net investment loss of $1,004,834 and $0, respectively)	$147,846,805	$144,107,841

Capital Share Activity
Shares sold:
Class A Shares	284,831	646,986
Class B Shares	25,133	72,372
Class C Shares	36,641	123,879
Class I Shares	33,583	98,277
Shares redeemed:
Class A Shares	(607,267)	(1,071,905)
Class B Shares	(81,458)	(150,740)
Class C Shares	(73,930)	(116,881)
Class I Shares	(94,868)	(33,276)
Total capital share activity	(477,335)	(431,288)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2006, securities valued at $690,074, or 0.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $80,135 was payable at period end. In addition, $49,636 was payable at period end for operating expenses paid by the Advisor during March 2006.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $30,674 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $59,912 was payable at period end.

The Distributor received $28,166 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $68,953 for the six months ended March 31, 2006. Under the terms of the agreement, $11,305 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($9,500 prior to December 2, 2005) plus a meeting fee of $2,000 ($500 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 ($5,000 prior to December 2, 2005) annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $7,150,428 and $18,569,169 respectively.

The cost of investments owned at March 31, 2006 for federal income tax purposes was $132,066,985. Net unrealized appreciation aggregated $16,056,566, of which $21,047,792 related to appreciated securities and $4,991,226 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $3,962,054 at September 30, 2005 may be utilized to offset future capital gains until expiration in September 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $167,417 of outstanding borrowing at an interest rate of 5.375% at March 31, 2006. For the six months ended March 31, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$16,459	4.51%	$662,830	October 2005

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$23.42	$21.60	$19.82
Income from investment operations
Net investment income (loss)	(.16)	(.31)	(.32)
Net realized and unrealized gain (loss)	2.78	2.13	2.10
Total from investment operations	2.62	1.82	1.78
Total increase (decrease) in net asset value	2.62	1.82	1.78
Net asset value, ending	$26.04	$23.42	$21.60
Total return*	11.19%	8.43%	8.98%
Ratios to average net assets: A
Net investment income (loss)	(1.25%) (a)	(1.26%)	(1.41%)
Total expenses	1.77% (a)	1.68%	1.73%
Expenses before offsets	1.77% (a)	1.68%	1.73%
Net expenses	1.76% (a)	1.68%	1.72%
Portfolio turnover	5%	157%	101%
Net assets, ending (in thousands)	$114,989	$110,970	$111,520

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2003	2002	2001
Net asset value, beginning	$15.79	$19.35	$36.34
Income from investment operations
Net investment income (loss)	(.26)	(.29)	(.14)
Net realized and unrealized gain (loss)	4.29	(3.26)	(11.61)
Total from investment operations	4.03	(3.55)	(11.75)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	4.03	(3.56)	(16.99)
Net asset value, ending	$19.82	$15.79	$19.35

Total return*	25.52%	(18.36%)	(36.60%)
Ratios to average net assets: A
Net investment income (loss)	(1.48%)	(1.47%)	(1.18%)
Total expenses	1.82%	1.74%	1.69%
Expenses before offsets	1.82%	1.74%	1.69%
Net expenses	1.81%	1.73%	1.64%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$104,878	$83,643	$105,151

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$21.76	$20.24	$18.73
Income from investment operations
Net investment income (loss)	(.24)	(.49)	(.48)
Net realized and unrealized gain (loss)	2.57	2.01	1.99
Total from investment operations	2.33	1.52	1.51
Total increase (decrease) in net asset value	2.33	1.52	1.51
Net asset value, ending	$24.09	$21.76	$20.24
Total return*	10.71%	7.51%	8.06%
Ratios to average net assets: A
Net investment income (loss)	(2.09%) (a)	(2.12%)	(2.28%)
Total expenses	2.62% (a)	2.54%	2.60%
Expenses before offsets	2.62% (a)	2.54%	2.60%
Net expenses	2.60% (a)	2.53%	2.59%
Portfolio turnover	5%	157%	101%
Net assets, ending (in thousands)	$16,915	$16,503	$16,936

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2003	2002	2001
Net asset value, beginning	$15.07	$18.64	$35.47
Income from investment operations
Net investment income (loss)	(.39)	(.44)	(.24)
Net realized and unrealized gain (loss)	4.05	(3.12)	(11.35)
Total from investment operations	3.66	(3.56)	(11.59)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	3.66	(3.57)	(16.83)
Net asset value, ending	$18.73	$15.07	$18.64

Total return*	24.29%	(19.11%)	(37.12%)
Ratios to average net assets: A
Net investment income (loss)	(2.45%)	(2.38%)	(2.04%)
Total expenses	2.79%	2.65%	2.56%
Expenses before offsets	2.79%	2.65%	2.56%
Net expenses	2.78%	2.64%	2.50%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$15,152	$11,534	$13,914

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$21.10	$19.62	$18.15
Income from investment operations
Net investment income (loss)	(.23)	(.44)	(.43)
Net realized and unrealized gain (loss)	2.50	1.92	1.90
Total from investment operations	2.27	1.48	1.47
Total increase (decrease) in net asset value	2.27	1.48	1.47
Net asset value, ending	$23.37	$21.10	$19.62
Total return*	10.76%	7.54%	8.10%
Ratios to average net assets: A
Net investment income (loss)	(2.02%) (a)	(2.07%)	(2.23%)
Total expenses	2.54% (a)	2.49%	2.55%
Expenses before offsets	2.54% (a)	2.49%	2.55%
Net expenses	2.53% (a)	2.49%	2.54%
Portfolio turnover	5%	157%	101%
Net assets, ending (in thousands)	$14,677	$14,038	$12,914

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2003	2002	2001
Net asset value, beginning	$14.59	$18.02	$34.48
Income from investment operations
Net investment income (loss)	(.37)	(.42)	(.22)
Net realized and unrealized gain (loss)	3.93	(3.00)	(11.00)
Total from investment operations	3.56	(3.42)	(11.22)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	3.56	(3.43)	(16.46)
Net asset value, ending	$18.15	$14.59	$18.02

Total return*	24.40%	(18.99%)	(37.11%)
Ratios to average net assets: A
Net investment income (loss)	(2.35%)	(2.32%)	(1.98%)
Total expenses	2.69%	2.59%	2.49%
Expenses before offsets	2.69%	2.59%	2.49%
Net expenses	2.68%	2.58%	2.44%
Portfolio turnover	170%	93%	71%
Net assets, ending (in thousands)	$10,896	$8,365	$9,757

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$23.89	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.04)	(.06)	(.09)
Net realized and unrealized gain (loss)	2.85	2.10	2.06
Total from investment operations	2.81	2.04	1.97
Total increase (decrease) in net asset value	2.81	2.04	1.97
Net asset value, ending	$26.70	$23.89	$21.85
Total return*	11.76%	9.34%	9.91%
Ratios to average net assets: A
Net investment income (loss)	(0.40%) (a)	(0.43%)	(0.54%)
Total expenses	2.82% (a)	1.28%	1.23%
Expenses before offsets	.88% (a)	.87%	.86%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	5%	157%	101%
Net assets, ending (in thousands)	$1,266	$2,596	$955

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2003##	2002#	2001
Net asset value, beginning	$18.79	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.23)
Net realized and unrealized gain (loss)	1.12	4.20	(10.53)
Total from investment operations	1.09	4.15	(10.76)
Distributions from
Net realized gain	--	(.01)	(5.24)
Total distributions	--	(.01)	(5.24)
Total increase (decrease) in net asset value	1.09	4.14	(16.00)
Net asset value, ending	$19.88	$24.98	$20.84

Total return*	5.80%	19.92%	(34.61%)
Ratios to average net assets: A
Net investment income (loss)	(0.50%) (a)	(0.64%) (a)	(0.67%)
Total expenses	1.23% (a)	1,316.21%(a)	33.47%
Expenses before offsets	.87% (a)	.80% (a)	2.19%
Net expenses	.86% (a)	.80% (a)	.80%
Portfolio turnover	66%	9%	71%
Net assets, ending (in thousands)	$529	$0	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# The last remaining shareholder in Class I redeemed on January 18, 2002.

## Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Fund on December 6, 2005.

In evaluating the Investment Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement, the Directors considered the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement.

In considering the Fund's performance, the Board of Directors noted that the Board reviews on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Directors also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This comparison indicated that for the one- and three-year annualized periods ended June 30, 2005, the Fund underperformed its Lipper index and its performance was below the median of its peer group. The Fund's performance was above the median of its peer group and outperformed its Lipper index for the five-year period ended June 30, 2005. The Directors took into account the steps management has taken in an attempt to improve the Fund's performance, including the recent replacement of the Fund's Subadvisor in September, 2005 and noted that the independent third party report did not reflect the performance of the new Subadvisor. Based upon their review, the Directors concluded that appropriate action has been taken to address the Fund's performance and retained confidence in the Advisor's overall capabilities to manage the Fund.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's fees and total expense ratios with various comparative data for the funds in its peer group. Among other things, the independent report's expense highlights indicated that the Fund's advisory fee was below the median of its peer group. The data also indicated that total expenses were above the median of its peer group. The Board of Directors noted the Advisor's discussion of the Fund's expenses and certain factors that bear upon the level of such expenses. Based upon their review, the Board of Directors determined that the advisory fee was reasonable in view of the quality of services and the other factors considered.

In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Directors reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it receives with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Directors also considered that the Advisor derives reputational and other indirect benefits. The Directors also noted that the Advisor pays the subadvisory fees out of the advisory fees the Advisor receives from the Fund. Based upon their review, the Directors concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current relatively small size and any potential future growth on its performance and expenses. The Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board of Directors also noted that if the Fund's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action has been taken with respect to the performance of the Fund; and (d) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Directors determined that reapproval of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

A special shareholder meeting was held on December 2, 2005 by the Calvert World Values Fund, Inc. for the purpose of electing a Board of Trustees/Directors. The voting results were as follows:

Name of Trustee/Director	For	Withhold	Abstain	Broker Non-Votes
Rebecca Adamson	17,459,967.086	49,814.768	45,425.000	0.000
Richard L. Baird, Jr.	17,449,355.168	60,426.686	45,425.000	0.000
Frederick A. Davie, Jr.	17,447,416.121	62,365.733	45,425.000	0.000
John Guffey, Jr.	17,434,853.804	74,928.050	45,425.000	0.000
Miles Douglas Harper, III	17,445,706.542	64,075.312	45,425.000	0.000
Joy V. Jones	17,449,368.957	60,412.897	45,425.000	0.000
Terrence J. Mollner, Ed. D.	17,453,761.909	56,019.945	45,425.000	0.000
Sydney Amara Morris	17,455,539.879	54,241.975	45,425.000	0.000
Rustum Roy	17,453,215.802	56,566.052	45,425.000	0.000
Tessa Tennant	17,463,013.493	46,768.361	45,425.000	0.000
Barbara J. Krumsiek	17,455,153.259	54,628.595	45,425.000	0.000
D. Wayne Silby, Esq.	17,443,789.792	65,992.062	45,425.000	0.000

This page intentionally left blank.

Calvert Capital Accumulation Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending September 30, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By: /s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

Date: June 2, 2006

/s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

Date: June 2, 2006

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Barbara J. Krumsiek, certify that:

1. I have reviewed this report on Form N-CSR of Calvert World Values Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 2, 2006 /s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Ronald M. Wolfsheimer, certify that:

1. I have reviewed this report on Form N-CSR of Calvert World Values Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: June 2, 2006 /s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert World Values Fund, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Barbara J. Krumsiek, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2006 /s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President -- Principal Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert World Values Fund, Inc. will be retained by Calvert World Values Fund, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Form N-CSR of Calvert World Values Fund, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Report"), I, Ronald M. Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2006 /s/ Ronald M. Wolfsheimer

Ronald M. Wolfsheimer

Treasurer -- Principal Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert World Values Fund, Inc. and will be retained by Calvert World Values Fund, Inc. and furnished to the SEC or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.